UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2025
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Privia Health Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-40365	81-3599420
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

950 N. Glebe Rd.,
Suite 700
Arlington,	Virginia		22203
(Address of Principal Executive Offices)			(Zip Code)
(571) 366-8850
Registrant's telephone number, including area code

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRVA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors (the “Board”) of Privia Health Group, Inc. (the “Company”) increased the size of the Board from nine to ten directors and elected Lance Berberian to the Board as a Class III director, effective July 15, 2025. The Board also appointed Mr. Berberian as a member of the Audit Committee of the Board effective July 15, 2025.
The Board has determined Mr. Berberian to be independent in accordance with the independence standards of the rules of The Nasdaq Stock Market, and the heightened independence standards, financial sophistication and financial literacy requirements for Audit Committee service. There are no arrangements or understandings between Mr. Berberian and any other persons pursuant to which Mr. Berberian was selected as a director, and there are no transactions in which Mr. Berberian has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.
As compensation for his service as a director, Mr. Berberian will receive an annual cash retainer in accordance with the terms and conditions of the Company’s Non-Employee Director Compensation Program (the “Director Compensation Plan”). Consistent with the terms of the Director Compensation Plan, Mr. Berberian will also receive an annual equity grant, pursuant to the 2021 Omnibus Incentive Plan, as amended, of restricted stock units with a grant date fair market value of $200,000. Mr. Berberian will receive an initial grant pro-rated for the number of months that he will serve on the Board through the date of the next annual meeting of stockholders. The terms and conditions of these grants will be governed by an agreement substantially in the form of the Company’s Form of 2021 Omnibus Plan Restricted Stock Unit Award for Non-Employee Directors.
On July 8, 2025, the Company issued a press release announcing the election of Mr. Berberian to the Board. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibit:

Exhibit No.	Description
99.1	Privia Health Group, Inc. Press Release Dated July 8, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVIA HEALTH GROUP, INC.

Date: July 8, 2025	By:	/s/ Parth Mehrotra

Name: Parth Mehrotra
Title: Chief Executive Officer